UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. __)

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☑ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

MANHATTAN ASSOCIATES, INC.

(Name of Registrant as Specified in Its Charter)

Not Applicable

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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Fee paid previously with preliminary materials.

Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! MANHATTAN ASSOCIATES, INC. 2025 Annual Meeting Vote by May 12, 2025 11:59 PM ET 2300 WINDY RIDGE PARKWAY TENTH FLOOR ATLANTA, GEORGIA 30339 You invested in MANHATTAN ASSOCIATES, INC., and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 13, 2025. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR receive a free paper or email copy of the material(s) by requesting them prior to April 29, 2025. If you would like to request a copy of the material(s) for this or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Vote in Person at the Meeting* May 13, 2025 9:00 AM EDT Smartphone users Point your camera here and vote without entering a control number 2300 Windy Ridge Parkway Atlanta, Georgia 30339 *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Recommends Voting Items 1. Election of Directors Nominees: For 1a. Thomas E. Noonan For 1b. Kimberly A. Kuryea For 2. Nonbinding resolution to approve the compensation of the Company’s named executive officers. For 3. Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. For Prefer to receive an email instead? While voting on www.ProxyVote.com, be sureto click “Delivery Settings”.